                                                                    EXHIBIT 99.2


                                    Exhibit H
                                    ---------









                        FACILITIES AND SERVICES AGREEMENT


                            dated as of May 28, 1999


                                     between


                          The Perkin-Elmer Corporation


                                       and


                                   EG&G, Inc.

                                TABLE OF CONTENTS
                                -----------------

                                                                       Page
                                                                       ----

ARTICLE I. DEFINITIONS AND CONSTRUCTION                                  1
           ----------------------------
     1.01      Definitions                                               1
               -----------
     1.02      Construction                                              4
               ------------

ARTICLE II. TERM OF AGREEMENT                                            4
            -----------------
     2.01      General                                                   4
               -------
     2.02      Particular Services                                       4
               -------------------

ARTICLE III. NATURE OF SERVICES AND CHARGES; BILLING; RECORDS            5
             ------------------------------------------------
     3.01      Scope and Additional Services                             5
               -----------------------------
     3.02      Provision of Services                                     5
               ---------------------
     3.03      Compensation                                              6
               ------------
     3.04      Terms of Payment                                          6
               ----------------
     3.05      Records                                                   7
               -------

ARTICLE IV. RIGHTS IN, AND CONFIDENTIALITY OF, DATA                      7
            ---------------------------------------
     4.01      General                                                   7
               -------
     4.02      Reservation of Rights; Access                             7
               -----------------------------
     4.03      Duplication and Retention                                 7
               -------------------------
     4.04      Disclosure                                                8
               ----------

ARTICLE V. INDEMNIFICATION                                               8
           ---------------

ARTICLE VI. DISCLAIMER AND LIMITATION OF LIABILITY                       9
            --------------------------------------
     6.01      DISCLAIMER                                                9
               ----------
     6.02      Limitation of Liability                                   9
               -----------------------

ARTICLE VII. DISPUTE RESOLUTION                                          9
             ------------------
     7.01      Negotiation                                               9
               -----------
     7.02      Arbitration                                              10
               -----------
     7.03      Continuity of Services and Performance                   11
               --------------------------------------

ARTICLE VIII. MISCELLANEOUS PROVISIONS                                  11
              ------------------------
     8.01      Representations                                          11
               ---------------
     8.02      No Waivers                                               11
               ----------
     8.03      Consents, Approvals and Requests                         11
               -------------------------------
     8.04      Severability                                             11
               ------------
     8.05      Notices                                                  11
               -------
     8.06      Relationship                                             12
               ------------
     8.07      Applicable Law                                           12
               --------------
     8.08      Covenant of Further Assurances                           13
               ------------------------------
     8.09      Assignability                                            13
               -------------

     8.10      Entire Agreement                                  13
               ----------------
     8.11      Successors                                        13
               ----------
     8.12      Amendments                                        13
               ----------
     8.13      Survival                                          13
               --------
     8.14      Counterparts                                      13
               ------------
     8.15      Good Faith and Fair Dealing                       13
               ---------------------------
     8.17      Third Party Beneficiaries                         13
               -------------------------

                        FACILITIES AND SERVICES AGREEMENT
                        ---------------------------------

     FACILITIES AND SERVICES AGREEMENT (this "AGREEMENT"), dated as of May 28, 1999 (the "Agreement Date"), between The Perkin-Elmer Corporation, a New York corporation ("PE"), on behalf of itself and its subsidiaries listed on Schedule A hereto (PE and such subsidiaries are collectively referred to herein as the "PE GROUP"), and EG&G, Inc., a Massachusetts corporation ("EG&G"), on behalf of itself and its subsidiaries listed on Schedule B hereto (EG&G and such subsidiaries are collectively referred to herein as the "EG&G GROUP").

                                    RECITALS
                                    --------

     WHEREAS, PE and EG&G have entered into a Purchase Agreement dated as of March 8, 1999 (the "PURCHASE Agreement"), pursuant to which EG&G is acquiring the Analytical Instruments Business of PE; capitalized terms used but not defined herein shall have the meaning set forth in the Purchase Agreement;

     WHEREAS, this Agreement is being executed simultaneously with the Closing under the Purchase Agreement; and

     WHEREAS, to facilitate the orderly continuation of business following the Closing Date, PE and EG&G wish to set forth their agreement with respect to the transitional provision (i) by the PE Group to the EG&G Group and (ii) by the EG&G Group to the PE Group of certain facilities and services currently shared by the Analytical Instruments Business and the other business operations of PE, in each case as contemplated by the Purchase Agreement;

     WHEREAS, the services to be provided by the PE Group to EG&G Group are set forth in Exhibit A attached hereto;

     WHEREAS, the services to be provided by the EG&G Group to PE Group are set forth in Exhibit A attached hereto; and

     WHEREAS, to the extent that any Person in the PE Group or EG&G Group is providing services hereunder, such Person is referred to herein as a "PROVIDER" and to the extent that any Person in the EG&G Group or PE Group is receiving services hereunder, such Person is referred to herein as a "RECIPIENT".

     NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I.

                          DEFINITIONS AND CONSTRUCTION
                          ----------------------------

          1. DEFINITIONS. The following defined terms shall have the meanings specified below:

     "ACCOUNTING AND FINANCE SERVICES" includes: the maintenance of general ledgers, subsidiary ledgers and journals; the reconciliation of accounts; assistance to permit each Recipient to prepare tax returns, consolidated financial statements and reports to outside parties, including lenders and governmental agencies; and the maintenance of fixed asset ledgers for financial statements and tax purposes. It shall also include the processing of accounts payable from vouchers forwarded from field locations and the provision of deposit verification and cash receipt recording services, the processing of payroll time records from field locations, the issuance of payroll checks, the payment of payroll taxes, the maintenance of payroll ledgers and the monitoring of funds transfers.

     "ADMINISTRATIVE SERVICES" means travel services and the administration of an automobile leasing program.

     "AFFILIATE" of a specified Person means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

     "AGREEMENT" has the meaning set forth in the first paragraph hereof.

     "AGREEMENT DATE" has the meaning set forth in the first paragraph hereof.

     "AGREEMENT DISPUTES" has the meaning set forth in Section 7.01(a).

     "ALTERNATE PROVIDER" means any alternate provider (including any Affiliate) selected by any Recipient for the provision of services similar to any of the Services following the expiration or termination of the Term.

     "CONTACT PERSON" has the meaning set forth in Section 3.02.

     "CREDIT COLLECTION SERVICES" means services performed by any Provider to obtain payment or liquidation of a debt or claim.

     "DISTRIBUTION SERVICES" means services that facilitate the distribution of products of the Analytical Instruments Business, including but not limited to order entry, invoicing, warehouse space, transportation services, packaging services and the processing of documentation and other information required for the importation and exportation of products.

     "EG&G" has the meaning set forth in the Preamble.

     "EG&G GROUP" has the meaning set forth in the Preamble.

     "FACILITIES" means the premises set forth in Exhibit A as "Facilities".

     "FACILITIES SERVICES" means the provision of physical space at the Facilities, together with related utilities, maintenance, supplies, mail room, conference and meeting room, telephone (including switchboard), security, cafeteria, copying and receptionist services.

     "GOVERNMENTAL AUTHORITIES" has the meaning set forth in Section 4.04.

     "INDEMNIFIED PERSON" has the meaning set forth in Article V.

     "INDEMNIFYING PARTY" has the meaning set forth in Article V.

     "INTERNATIONAL RULES" has the meaning set forth in Section 7.02.

     "IT SERVICES" means information technology services, and shall include the managing, operating and maintaining of: all physical technological devices (including processor, input and output devices, storage devices, networks, communications devices and media); all logical technological components (including operating systems, control programs, schedules, measurement systems, report generators and interface software); all application specific logic components; and all data assets pertaining to products used by the Analytical Instruments Business or otherwise required to provide Services. It also shall include consulting services and coordination with outside providers consistent with services currently provided, and assistance in the implementation and maintenance of the SAP program.

     "MANUFACTURING SERVICES" means the management of the procurement of component parts for the Analytical Instruments Business products of EG&G Singapore PTE Ltd. or its designee, and the management of the assembly, testing, quality control and inspection of such products, in accordance with instructions and specifications in effect on the date hereof or hereafter otherwise agreed to by the relevant Provider and such Recipient.

     "PE" has the meaning set forth in the Preamble.

     "PE GROUP" has the meaning set forth in the Preamble.

     "PERSON" has the meaning set forth in the Purchase Agreement.

     "PERSONNEL SERVICES" shall include the administration of employee benefit programs other than insurance, the processing of payroll changes, the maintenance of personnel files, assistance with collective bargaining and similar negotiations, assistance to permit each Recipient to prepare and file governmental reports and the maintenance of records required by governmental programs with respect to employees.

     "PROVIDER" has the meaning set forth in the first Recitals.

     "PURCHASE AGREEMENT" has the meaning set forth in the Recitals.

     "RECIPIENT" has the meaning set forth in the Recitals.

     "SERVICE LOCATION" means any location from which any Provider provides or performs any of the Services including but not limited to the locations set forth in Exhibit A.

     "SERVICES" means, collectively, any Accounting and Finance Services, Administrative Services, Credit Collection Services, Distribution Services, Facilities Services, IT Services, Manufacturing Services, Personnel Services and any other services set forth on Exhibit A to be performed by any Provider to any Recipient pursuant to this Agreement.

     "SUPERVISORY CONTACT PERSON" has the meaning set forth in Section 7.01(b).

     "TERM" has the meaning set forth in Section 2.01.

          1. CONSTRUCTION. With respect to this Agreement and the Exhibits hereto:



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     I) the Exhibits to this Agreement shall be incorporated in and deemed part of this Agreement and all references to this Agreement shall include such Exhibits;

     I) all references to "Exhibit H" contained in the Exhibits to this Agreement shall be deemed to be references to this Agreement;

     I) references to the word "including" shall mean "including, without limitation";

     I) article and section headings and the table of contents are included for reference and convenience only and shall not be considered in the interpretation of this Agreement;

     I) unless the context otherwise requires, words of any gender will be deemed to include each other gender;

     I) unless the context otherwise requires, words using the singular or plural number will also include the plural or singular number, respectively;

     I) in the event of any conflict between this Agreement and the terms of any Exhibits, the terms of this Agreement shall prevail; and

     I) all accounting terms and calculations shall be defined and determined in accordance with generally accepted accounting principles in the United States of America.

                                   ARTICLE I.

                               TERM OF AGREEMENT
                               -----------------

          1. GENERAL. The term of this Agreement shall commence on the Closing Date and shall continue until 12:00 midnight (Eastern time) on the last date that any Services are to be provided hereunder as detailed in Exhibit A (the "TERM").

          1. PARTICULAR SERVICES. Services shall be provided throughout the Term by each Provider to each Recipient as specified in Exhibit A.


                                   ARTICLE I.

                NATURE OF SERVICES AND CHARGES; BILLING; RECORDS
                ------------------------------------------------

          1. SCOPE AND ADDITIONAL SERVICES. It is the intent of the parties that the Services represent a continuation of the services provided to the Analytical Instruments Business conducted by the PE Group(or its predecessors) prior to the Closing Date, except to the extent the parties otherwise have agreed. If, following the Agreement Date, the parties determine that a service provided to the Analytical Instruments Business conducted by the PE Group(or its predecessors) prior to the Closing Date was inadvertently omitted from the Services hereunder, then, at EG&G's request, the parties shall negotiate in good faith to attempt to agree to the terms and conditions upon which such services can be added to this Agreement, it being agreed that the charges for such services should be determined on a basis consistent with the methodology for determining the initial charges for Services hereunder (such methodology consisting of the allocation of direct and indirect costs, without provision for profit, on a basis consistent with the methodology used in the preparation of the 1999 Budget (as defined in the Purchase Agreement).

          1. PROVISION OF SERVICES. (a) Each Provider and each Recipient shall appoint a representative to act as its initial primary contact person (the "CONTACT PERSON") for the provision of all Services. On or promptly after the date hereof, PE will provide EG&G with a list of the Contact Person for each Provider or Recipient in the PE Group, and EG&G will provide PE with a list of the Contact Person for each Provider or Recipient in the EG&G Group. Each Provider shall promptly advise any Recipient to which such Provider provides Services of any change in the identity of its Contact Person. Each party may treat an act of the other party's Contact Person as being authorized by such other party without further inquiry.

               (b) Except to the extent, if any, otherwise expressly provided herein or in the Exhibits, each Provider shall provide the Services in substantially the same manner, at substantially the same utilization levels and with the same degree of care, diligence and priority as existed with respect to the provision of such Services prior to the Closing Date.

               (c) No Provider shall be required to provide any Recipient with extraordinary levels of Services, special studies, training or the like or the advantage of systems, equipment, facilities, training or improvements procured, obtained or made after the Closing Date. Notwithstanding the foregoing, each Provider shall use reasonable efforts to cooperate with and assist, at such Recipient's expense, any Alternate Provider or any Recipient in connection with the transfer of any Services from such Provider to such Alternate Provider or such Recipient (as requested by such Recipient).

               (d) In connection with the provision of Services by any Provider, each Recipient to which such Services are being provided shall (i) maintain all equipment, software and operational features in such fashion as is adequate to permit the provision of Services by such Provider, (ii) comply with any reasonable instructions of such Provider that are necessary or appropriate for such Provider to adequately provide the Services, including instructions regarding any contractual maintenance obligations, (iii) comply with all applicable standards and procedures applicable to the Facilities and any Service Location and (iv) promptly report any operational or system problems to such Provider.

               (e) No Provider shall be in default of its obligations hereunder for any delays or failure in performance resulting from any cause or circumstance beyond the reasonable control of such Provider, provided that such Provider exercises commercially reasonable efforts to perform its obligations in a timely manner. If any such occurrence prevents any Provider from providing any of the Services, such Provider shall cooperate with the Recipient to which such Services are being provided in obtaining, at such Recipient's sole expense, an alternative source for the affected Services, and such Recipient shall be released from any payment obligation to such Provider in respect of such Services (other than payments with respect to obligations of such Provider to unaffiliated third parties) during the period of such force majeure.

          1. COMPENSATION. (a) The compensation for each Service provided hereunder during the Term shall be as set forth in Exhibit A.

               (b) Each Recipient shall pay any value-added tax and any tariff, duty, export or import fee, sales tax, use tax, service tax or other tax or charge imposed by any government or government authority on any Provider or and Recipient with respect to the Services provided by such Recipient to such Provider or the performance of this Agreement.

               (c) Amounts payable pursuant to paragraph (a) of this Section
3.03 in respect of out of pocket costs incurred by any Provider in the performance of Services hereunder shall be periodically adjusted for variances from the amounts therefor reflected in Exhibit A, as well as out of pocket costs for which no provision is made in Exhibit A.

               (d) In addition to any amounts payable pursuant to the foregoing provisions of this Section 3.03, each Recipient shall be solely responsible for any increased costs arising in connection with obtaining any consents of third parties required for the provision of Services hereunder.

          1. TERMS OF PAYMENT. (a) Each Provider shall invoice the each Recipient to which it provides Services monthly in arrears for the Services provided under this Agreement, in such detail as the recipient may reasonably request. Payment shall be made by each Recipient with respect to all uncontested amounts within 30 days following receipt of any invoice. Any payments not made within such 30-day period which are later determined to be due and payable thereafter shall bear interest at a rate equal to the 30-day commercial paper rate for high-grade unsecured notes sold through dealers in the United States of America by major corporations as listed from time to time in the Money Rates table of The Wall Street Journal, but in no event to exceed the highest rate of interest permitted by applicable law, calculated from the date such payment was due until the date payment is received by the such Provider.

               (b) All amounts for Services rendered pursuant to this Agreement shall be billed and paid in the currency in which the rate for such Services is quoted herein or in the Exhibits.

          1. RECORDS. Each Provider will preserve all records supporting the amounts charged to any Recipient pursuant to this Agreement for a period of 6 years following the invoicing of such amounts. Thereafter, no Provider shall not destroy or dispose of such records without giving notice to the Recipient to which such records relate of such pending disposal and offering such Recipient the right to obtain and retain such records at its own expense. In the event such Recipient has not obtained such records within 30 days following the receipt of notice from any Provider, such Provider may proceed to destroy or dispose of such records without any liability. Subject to any disclosure, copying or other limitations imposed by applicable law and to any privileges (including the attorney-client privilege), each Provider shall (a) at its own expense afford any Recipient to which such records relate and its representatives reasonable access during normal business hours upon reasonable prior notice to all such records and (b) at such Recipient's expense provide copies of such records as such Recipient reasonably may request for any proper purpose (including in connection with any judicial, administrative, tax, audit or arbitration proceeding).

                                   ARTICLE I.

                    RIGHTS IN, AND CONFIDENTIALITY OF, DATA
                    ---------------------------------------

          1. GENERAL. Each party acknowledges that all information in any form and of whatever nature, whether written, oral or otherwise, and all data and systems that are employed in the provision of any Services hereunder are confidential and proprietary. The provisions of this Article IV are subject to and governed by the provisions of the Confidentiality Agreement dated as of May 28, 1999 between EG&G and PE.

          1. RESERVATION OF RIGHTS; ACCESS. All rights to confidential, proprietary and trade-sensitive information communicated hereunder by one party or its Affiliates to the other party or its Affiliates are reserved by the disclosing party and its Affiliates. The party receiving such disclosure will not (and will cause its Affiliates not to) use or disclose such information to benefit itself or its Affiliates or to damage the disclosing party or its Affiliates unless and until expressly authorized in writing to do so by the disclosing party, or unless otherwise expressly permitted hereunder. Notwithstanding the foregoing, subject to the following sentence and any required consents of third parties, each party hereby grants a right to the other party, solely in connection with the provision of Services hereunder, to have access to and use any hardware, software and documentation owned by, leased by or licensed to such party that is necessary for the provision of such Services. Each party shall use all reasonable efforts, at such Recipient's sole expense, to obtain all consents or approvals necessary in connection with such access and use.

          1. DUPLICATION AND RETENTION. All written data disclosed hereunder is the property of the disclosing party and is not to be copied or reproduced without the express written consent of the disclosing party except as may be required for the performance of this Agreement; copies so made, however, shall carry appropriate proprietary and ownership notations. The receiving party may keep such written data for the duration of the Term. After such time, the originals and all copies of such written data will be returned to the disclosing party, or destroyed by the receiving party at the disclosing party's election, except for copies that the receiving party is required to retain to comply with its legal obligations. At the sole option of the disclosing party, the receiving party shall provide the disclosing party with a written statement duly signed by an authorized officer of the receiving party to the effect that it has not retained in its possession or under its control (or the possession or control of any of its Affiliates), either directly or indirectly, any confidential information or copies thereof, and has returned or destroyed the same.

          1. DISCLOSURE. Notwithstanding the preceding provisions of this
Article IV, neither party shall be liable for any disclosure or use of any knowledge contained in any information or data disclosed or communicated by the other party hereunder:

     I) if such knowledge is publicly available or becomes publicly available other than as a result of a breach of this Agreement;

     I) if such knowledge is thereafter lawfully obtained by the receiving party from a third party without an obligation of confidentiality to the disclosing party;

     I) if such knowledge is known to the receiving party prior to such disclosure or is independently developed by the receiving party subsequent to its disclosure; or

     I) if it is required to be disclosed pursuant to legal demand, order or process of a competent court of law, governmental body, self-regulatory organization, regulated securities exchange or any body that is responsible for establishing and enforcing professional codes and standards ("GOVERNMENTAL AUTHORITIES"); provided that in these circumstances the receiving party shall have first provided the disclosing party with prompt written notice of such required disclosure and the receiving party shall cooperate with and assist the disclosing party, at the disclosing party's expense, in seeking a protective order or other similar assurance from such Governmental Authorities with respect to the confidentiality of the information required to be disclosed.

                                   ARTICLE I.

                                INDEMNIFICATION
                                ---------------

     Each party (an "INDEMNIFYING PARTY") agrees to indemnify the other party and such other party's officers, directors, employees, shareholders and Affiliates (the "INDEMNIFIED PERSONS") in respect of all claims, costs, expenses, damages and liabilities (including, without liability, attorney's fees and expenses) arising from the gross negligence or willful misconduct of the Indemnifying Party or its employees, agents or other representatives after the Closing Date or from the breach by the Indemnifying Party of its obligations hereunder. In no event shall either party have any liability to the other party for any claims, losses, damages, judgments, costs or expenses that the other party may suffer or incur as a result of injuries to personnel of such other party or loss or theft or damage to any property of such other party at the Service Locations, except as provided in the preceding sentence.

                                   ARTICLE I.

                     DISCLAIMER AND LIMITATION OF LIABILITY
                     --------------------------------------

          1. DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH HEREIN, THE PROVIDER MAKES NO REPRESENTATIONS OR WARRANTIES IN RESPECT OF THE SERVICES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          1. LIMITATION OF LIABILITY. Each Recipient acknowledges that the Services are provided by each Provider (a) at the request of such Recipient in order to accommodate the transactions contemplated by the Purchase Agreement,
(b) at such Provider's cost, without profit, and (c) with the expectation that no Provider is assuming any financial or operational risks other than as expressly set forth herein, including any such risks that customarily would be assumed by an unaffiliated third party. Accordingly, each Recipient agrees that no Provider shall be liable for any direct, indirect, special, incidental or consequential damages, including lost profits or savings, whether or not such damages are foreseeable, or for any third party claims relating to the Services or such Provider's performance under this Agreement, unless due to willful misconduct or gross negligence.

                                   ARTICLE I.

                               DISPUTE RESOLUTION
                               ------------------

          1. NEGOTIATION. (a) In the event of a controversy, dispute or claim arising out of, or in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement or the transactions contemplated hereby, including any claim based on contract, tort, statute or constitution (collectively, "AGREEMENT DISPUTES"), the Contact Persons of the parties shall negotiate in good faith for 30 days to settle such Agreement Dispute, provided such reasonable period shall not, unless otherwise agreed by the parties in writing, exceed 30 days from the time the parties began such negotiations.

               (b) Each Provider and each Recipient shall appoint a person (a "SUPERVISORY CONTACT PERSON") to act as its representative to attempt to resolve, prior to arbitration in accordance with Section 7.02, any Agreement Dispute that has not been resolved by the Contact Persons as provided in paragraph (a) above. On or promptly after the date hereof, PE will provide EG&G with a list of the Supervisory Contact Person for each Provider or Recipient in the PE Group, and EG&G will provide PE with a list of the Supervisory Contact Person for each Provider or Recipient in the EG&G Group. Each Provider and each Recipient shall promptly advise the other of any change in the identity of its Supervisory Contact Person. In the event that any Agreement Dispute has not been resolved by the Contact Persons as provided in paragraph (a) above, such Agreement Dispute shall be referred promptly to the Supervisory Contact Persons, who shall negotiate in good faith for a reasonable period of time to settle such Agreement Dispute, provided such reasonable period shall not, unless otherwise agreed by the parties in writing, exceed 20 days from the time of referral of such Agreement Dispute to the Supervisory Contact Persons.

               (c) In the event of any arbitration in accordance with Section 7.02, the parties shall not assert the defenses of statute of limitations and laches arising for the period beginning after the date the parties began negotiations hereunder, and any contractual time period or deadline under this Agreement to which such Agreement Dispute relates shall not be deemed to have passed until such Agreement Dispute has been resolved.

          1. ARBITRATION. If the Supervisory Contact Persons are unable to settle an Agreement Dispute (and, in any event, unless otherwise agreed in writing by the parties, after 60 days have elapsed from the time the parties began negotiations), such Agreement Dispute shall be determined, at the request of a party, by arbitration conducted in a jurisdiction consistent with Section
9.18 of the Purchase Agreement , before and in accordance with the then-existing Rules of Arbitration of the International Chamber of Commerce (the "INTERNATIONAL RULES"). In any dispute between the parties, the number of arbitrators shall be three. Any judgment or award rendered by the arbitrators shall be final, binding and non-appealable (except on grounds specified in 9 U.S.C. Section 10(a), as in effect on the Agreement Date). If the parties are unable to agree on the arbitrators, the arbitrators shall be selected in accordance with the International Rules. Any controversy concerning whether an Agreement Dispute is an arbitrable Agreement Dispute, whether arbitration has been waived, whether an assignee of this Agreement is bound to arbitrate, or as to the interpretation or enforceability of this Article VII shall be determined by the arbitrators. In resolving any dispute, the parties intend that the arbitrators apply the substantive laws of the State of New York. The parties intend that the provisions to arbitrate set forth in this Section 7.02 be valid, enforceable and irrevocable. The undersigned agree to comply with any award in any such arbitration proceedings that has become final in accordance with the International Rules and agree to enforcement of or entry of judgment upon such award, by any court of competent jurisdiction. The arbitrators shall be entitled, if appropriate, to award any remedy in such proceedings, including monetary damages, specific performance and all other forms of legal and equitable relief; provided, however, the arbitrators shall not be entitled to award punitive damages. Without limiting the provisions of the International Rules, unless otherwise agreed in writing by the parties or as permitted by this Agreement, the undersigned shall keep confidential all matters relating to the arbitration or the award, provided such matters may be disclosed (a) to the extent reasonably necessary in any proceeding brought to enforce the award or for entry of a judgment upon the award and (b) to the extent otherwise required by law. Notwithstanding any contrary provision of the International Rules, the losing party in the arbitration shall be responsible for all of the costs of the arbitration, including legal fees and other costs. Nothing contained in this
Section 7.02 is intended to or shall be construed to prevent either party from applying to any court of competent jurisdiction for interim measures or other provisional relief in connection with the subject matter of any Agreement Disputes.

          1. CONTINUITY OF SERVICES AND PERFORMANCE. Unless otherwise agreed in writing, the parties shall continue to provide the Services and honor all other commitments under this Agreement during the course of dispute resolution pursuant to the provisions of this Article VII with respect to all matters not subject to such dispute, controversy or claim.

                                   ARTICLE I.

                            MISCELLANEOUS PROVISIONS
                            ------------------------

          1. REPRESENTATIONS. Each party hereby represents and warrants to the other party that: (a) such party is duly organized and validly existing under the laws of the jurisdiction of its organization and has the requisite power and authority to own, lease and operate its property and to conduct its business as now conducted by it; (b) such party has all requisite power and authority to enter into this Agreement and to perform its obligations hereunder; (c) the execution, delivery and performance by such party of this Agreement and the consummation by such party of the transactions contemplated hereby have been duly authorized by all requisite action on the part of such party; and (d) this Agreement has been duly executed and delivered by such party and constitutes a valid and legally binding obligation of such party, enforceable against it in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally,
(ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

          1. NO WAIVERS. No waiver by either party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

          1. CONSENTS, APPROVAL AND REQUESTS. Unless otherwise specified in this Agreement, all consents and approvals, acceptances or similar actions to be given by either party under this Agreement shall not be unreasonably withheld or delayed and each party shall make only reasonable requests under this Agreement.

          1. SEVERABILITY. If any provision of this Agreement shall be declared by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of the Agreement shall not be affected and shall remain in full force and effect.

          1. NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given if delivered personally, if telecopied or mailed, first class mail, postage prepaid, return receipt requested, or by overnight courier as follows:

                               If to any Provider:

                          The Perkin-Elmer Corporation
                                 761 Main Avenue
                           Norwalk, Connecticut 06859
                              Attention: Secretary
                               Fax: (203) 761-5000

                                 with a copy to:

                           Simpson Thacher & Bartlett
                              425 Lexington Avenue
                            New York, New York 10017
                       Attention: Richard A. Garvey, Esq.
                               Fax: (212) 455-2502

                              If to any Recipient:

                                   EG&G, Inc.
                                45 William Street
                         Wellesley, Massachusetts 02481
                        Attention: Director, Real Estate
                               Fax: (781) 431-4204

or to such other address as either party shall have specified by notice in writing to the other party. All such notices, requests, demands and communications shall be deemed to have been received on the date of personal delivery or telecopy, on the third business day after the mailing thereof or on the first day after delivery by overnight courier.

          1. RELATIONSHIP. (a) The performance by each Provider of its duties and obligations under this Agreement shall be that of an independent contractor and nothing herein contained shall create or imply an agency relationship between the parties, nor shall this Agreement be deemed to constitute a joint venture or partnership between the parties.

               (b) The performance by the parties of their respective obligations hereunder shall in no way impair the absolute control of such parties' businesses and operations by their respective managements.

          1. APPLICABLE LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          1. COVENANT OF FURTHER ASSURANCES. The parties covenant and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of the parties will execute and deliver any further legal instruments and perform any acts which are or may become reasonably necessary to effectuate this Agreement.

          1. ASSIGNABILITY. This Agreement shall not be assignable by PE (or any other Provider) without the prior written consent of EG&G or by EG&G (or any other Recipient) without the prior written consent of PE; PROVIDED, that PE may assign the rights and obligations of any Provider other than PE, in whole or in part, to any wholly owned subsidiary of PE so long as PE remains bound by all the terms of this Agreement;

          1. ENTIRE AGREEMENT. This Agreement, together with the Purchase Agreement (including the Exhibits and Schedules thereto), constitutes the entire agreement between the parties hereto and supercedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

          1. SUCCESSORS. Subject to the restrictions on assignment set forth in
Section 8.09, this Agreement shall be binding upon and inure to the benefit of and be enforceable against the Parties hereto and their respective successors and assigns.

          1. AMENDMENTS. This Agreement may be amended, supplemented or otherwise modified only by a written instrument executed by the parties hereto.

          1. SURVIVAL. The provisions of Section 3.05, Articles IV through VII, Sections 8.01 and 8.07 and this Section 8.13 shall survive the expiration or termination of this Agreement.

          1. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be one and the same instrument.

          1. GOOD FAITH AND FAIR DEALING. Each party hereby agrees that its performance of all obligations and exercise of all rights under this Agreement shall be governed by the fundamental principles of good faith and fair dealing.

          1. GUARANTEES. PE hereby agrees to guarantee the performance of all obligations of each Provider hereunder and EG&G hereby agrees to guarantee the performance of all obligations each Recipient hereunder.

          1. THIRD PARTY BENEFICIARIES. Each party intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any person or entity other than each Recipient and each Provider.

     IN WITNESS WHEREOF, the parties herein have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


                                        THE PERKIN-ELMER CORPORATION

                                        By:____________________________________
                                           Name:
                                           Title:


                                        EG&G, INC.

                                        By:____________________________________
                                           Name:
                                           Title: